Exhibit 21

ALMOST FAMILY, INC. AND SUBSIDIARIES

LIST OF SUBSIDIARIES AS OF JANUARY 1, 2017

NAME OF ENTITY	STATE OF INCORPORATION OR ORGANIZATION
I. Almost Family, Inc. directly owned subsidiaries
Adult Day Care of America, Inc.	Delaware
AFAM Merger, Inc.	Delaware
AFAM Acquisition, LLC	Kentucky
National Health Industries, Inc.	Kentucky
Imperium Health Management, LLC	Kentucky
ACO Clinical Partners, LLC	Kentucky
Bluegrass Accountable Care LLC	Kentucky
Kentuckiana Clinical Partners, LLC	Kentucky
Kentucky Accountable Care LLC	Kentucky
Kentucky Clinical Partners, LLC	Kentucky
Physicians Accountable Care, LLC	Kentucky
Physicians Accountable Care of Kentucky LLC	Kentucky
Physicians Accountable Care of Tennessee, LLC	Tennessee
Ingenios Health Holdings, Inc.	Delaware
Ingenios Health Co.	Delaware

II. National Health Industries, Inc. directly and indirectly owned subsidiaries
AF-CH-HH, LLC
Birmingham Home Care Services, LLC	Delaware
Centre Home Care, LLC	Alabama
Fort Payne Home Care, LLC	Alabama
Gadsden Home Care Services, LLC	Delaware
El Dorado Home Care Services, LLC	Delaware
Fort Smith HMA Home Health, LLC	Arkansas
Helena Home Care Services, LLC	Delaware
Springdale Home Care Services, LLC	Delaware
Western Arizona Regional Home Health and Hospice, LLC	Arizona
Tucson Home Care Services, LLC	Delaware
North Okaloosa Home Health, LLC	Florida
Lakeland Home Care Services, LLC	Delaware
Brevard HMA Home Health, LLC	Florida
Brevard HMA Hospice, LLC	Florida
Sebastian Home Care Services, LLC	Delaware
Bayfront HMA Home Health, LLC	Florida
Venice Home Care Services, LLC	Delaware
Augusta Home Care Services, LLC	Delaware
Blue Island Home Care Services, LLC	Delaware
Galesburg Home Care, LLC	Delaware
Granite City Home Care Services, LLC	Delaware
Crossroads Home Care Services, LLC	Delaware
Red Bud Home Care Services, LLC	Delaware
Waukegan Hospice, LLC	Delaware
SJ Home Care, LLC	Delaware
Valparaiso Home Care Services, LLC	Delaware
Kirksville Home Care Services, LLC	Missouri
Hattiesburg Home Care Services, LLC	Delaware
Mooresville Home Care Services, LLC	Delaware
Deming Home Care Services, LLC	Delaware
Las Cruces Home Care Services, LLC	Delaware
Youngstown Home Care Services, LLC	Delaware
Clinton Home Health & Hospice, LLC	Oklahoma
Oklahoma City Home Care Services, LLC	Delaware
Ponca City Home Care Services, LLC	Oklahoma
Mayes County HMA Home Health, LLC	Oklahoma
Woodward Home Care Services, LLC	Delaware

Berwick Home Care Services, LLC	Delaware
Northampton Home Care, LLC	Delaware
Pottstown Home Care Services, LLC	Delaware
Scranton Quincy Home Care Services, LLC	Delaware
Sharon Home Care Services, LLC	Delaware
West Grove Home Care, LLC	Delaware
Wilkes-Barre Home Care Services, LLC	Delaware
York Home Care Services, LLC	Delaware
Florence Home Care Services, LLC	Delaware
Lancaster Home Care Services, LLC	Delaware
Clarksville Home Care Services, LLC	Delaware
Cleveland Home Care Services, LLC	Delaware
Jackson Home Care Services, LLC	Delaware
Knoxville Home Care Services, LLC	Delaware
Fulton Home Care Services, LLC	Delaware
Shelbyville Home Care Services, LLC	Delaware
Jourdanton Home Care Services, LLC	Delaware
Webb County Texas Home Care Services, LLC	Delaware
Tomball Texas Home Care Services, LLC	Delaware
Victoria Texas Home Care Services, LLC	Delaware
Weatherford Home Care Services, LLC	Delaware
Wichita Falls Texas Home Care, LLC	Texas
Emporia Home Care Services, LLC	Delaware
Franklin Home Care Services, LLC	Delaware
Petersburg Home Care Services, LLC	Delaware
Spokane Home Care Services, LLC	Delaware
Almost Family ACO Services of Kentucky, LLC	Kentucky
Almost Family ACO Services of South Florida, LLC	Florida
Almost Family PC of Ft. Lauderdale, LLC	Florida
Almost Family PC of Kentucky, LLC	Kentucky
Almost Family PC of SW Florida, LLC	Florida
Almost Family PC of West Palm, LLC	Florida
BHC Services, Inc.	New York
Black Stone Operations, LLC	Ohio
Advanced Geriatric Education & Consulting, LLC	Ohio
Blackstone Group, LLC	Ohio
Blackstone Health Care, LLC	Ohio
S&B Health Care, LLC	Ohio
Black Stone of Cincinnati, LLC	Ohio
Assisted Care by Black Stone of Cincinnati, LLC	Ohio
Home Health Care by Black Stone of Cincinnati, LLC	Ohio
Care Advisors by Black Stone, LLC	Ohio
MJ Nursing at Black Stone, LLC	Ohio
Black Stone of Dayton, LLC	Ohio
Assisted Care by Black Stone of Dayton, LLC	Ohio
Home Health Care by Black Stone of Dayton, LLC	Ohio
Black Stone of Central Ohio, LLC	Ohio
Assisted Care by Black Stone of Central Ohio, LLC	Ohio
Home Health Care by Black Stone of Central Ohio, LLC	Ohio
Black Stone of Northwest Ohio, LLC	Ohio
Assisted Care by Black Stone of Northwest Ohio, LLC	Ohio
Home Health Care by Black Stone of Northwest Ohio, LLC	Ohio
Black Stone of Northeast Ohio, LLC	Ohio
Bracor, Inc.	New York
WillCare, Inc.	New York
Litson Health Care, Inc.	New York
Western Region Health Corporation	New York
Litson Certified Care, Inc.	New York
Patient’s Choice Homecare, LLC	Connecticut
Connecticut Home Health Care, Incorporated	Connecticut
Cambridge Home Health Care Holdings, Inc.	Delaware
Cambridge Home Health Care, Inc.	Ohio
Cambridge Home Health Care, Inc./Private	Ohio
Caretenders of Cleveland, Inc.	Kentucky

Caretenders of Columbus, Inc.	Kentucky
Caretenders of Jacksonville, LLC	Florida
Caretenders Visiting Services of Columbus, LLC	Ohio
Caretenders Visiting Services of District 6, LLC	Kentucky
Caretenders Visiting Services of District 7, LLC	Kentucky
Caretenders Visiting Services Employment Company, Inc.	Kentucky
Caretenders Visiting Services of Gainesville, LLC	Florida
Caretenders Visiting Services of Hernando County, LLC	Florida
Caretenders Visiting Services of Kentuckiana, LLC	Kentucky
Caretenders Visiting Services of Ocala, LLC	Florida
Caretenders Visiting Services of Orlando, LLC	Kentucky
Caretenders Visiting Services of Pinellas County, LLC	Florida
Caretenders Visiting Services of Southern Illinois, LLC	Illinois
Caretenders Visiting Services of St. Augustine, LLC	Florida
Caretenders Visiting Services of St. Louis, LLC	Missouri
Caretenders VNA of Ohio, LLC	Ohio
Caretenders VS of Boston, LLC	Massachusetts
Caretenders VS of Central KY, LLC	Kentucky
Caretenders VS of Lincoln Trail, LLC	Kentucky
Caretenders VS of Louisville, LLC	Kentucky
Caretenders VS of Northern KY, LLC	Kentucky
Caretenders VS of Ohio, LLC	Ohio
Caretenders VS of SE Ohio, LLC	Ohio
Caretenders VS of Western KY, LLC	Kentucky
HHA of Wisconsin, LLC	Wisconsin
Home Health of Jefferson Co, LLC	Kentucky
IN Homecare Network Central, LLC	Indiana
IN Homecare Network North, LLC	Indiana
Long Term Solutions, Inc.	Massachusetts
Mederi Caretenders VS of Broward, LLC	Florida
Mederi Caretenders VS of SE FL, LLC	Florida
Mederi Caretenders VS of SW FL, LLC	Florida
Mederi Caretenders VS of Tampa, LLC	Florida
Princeton Home Health, LLC	Alabama
OMNI Home Health Holdings, Inc.	Delaware
Omni Home Health Services, LLC	Delaware
Home Health Agency — Broward, Inc.	Florida
Home Health Agency — Brevard, LLC	Florida
Home Health Agency — Central Pennsylvania, LLC	Florida
Home Health Agency — Collier, LLC	Florida
Home Health Agency — Hillsborough, LLC	Florida
Home Health Agency — Illinois, LLC	Florida
Home Health Agency — Indiana, LLC	Florida
Home Health Agency — Palm Beaches, LLC	Florida
Home Health Agency — Pennsylvania, LLC	Florida
Home Health Agency — Philadelphia, LLC	Florida
Home Health Agency — Pinellas, LLC	Florida
OMNI Health Management, LLC	Florida
OMNI Home Health — District 1, LLC	Florida
OMNI Home Health — District 2, LLC	Florida
OMNI Home Health — District 4, LLC	Florida
OMNI Home Health — Hernando, LLC	Florida
OMNI Home Health — Jacksonville, LLC	Florida

SunCrest Healthcare, Inc.	Georgia
Almost Family ACO Services of Tennessee, LLC	Tennessee
BGR Acquisition, LLC	Florida
SunCrest Companion Services, LLC	Tennessee
SunCrest Healthcare of East Tennessee, LLC	Tennessee
SunCrest Healthcare of Middle TN, LLC	Tennessee
SunCrest Healthcare of West Tennessee, LLC	Tennessee
SunCrest Home Health of AL, LLC	Alabama
SunCrest Home Health of Central FL, LLC	Florida
SunCrest Home Health of Georgia, LLC	Georgia
SunCrest Home Health — Southside, LLC	Georgia
SunCrest Home Health of Manchester, Inc.	Tennessee
SunCrest Home Health of MO, Inc.	Missouri
SunCrest Home Health of Nashville, Inc.	Tennessee
SunCrest Home Health of North Carolina, Inc.	North Carolina
SunCrest Home Health of South GA, Inc.	Georgia
SunCrest Home Health of Tampa, LLC	Florida
SunCrest LBL Holdings, Inc.	Tennessee
Trigg County Home Health, Inc.	Kentucky
SunCrest Home Health of Claiborne County, Inc.	Tennessee
Tennessee Nursing Services of Morristown, Inc.	Tennessee
SunCrest Outpatient Rehab Services of TN, LLC	Tennessee
SunCrest Outpatient Rehab Services, LLC	Tennessee
SunCrest TeleHealth Services, Inc.	Tennessee

III. AFAM Acquisition, LLC directly and indirectly owned subsidiaries
Patient Care, Inc.	Delaware
Patient Care Medical Services, Inc.	New Jersey
Patient Care New Jersey, Inc.	Delaware
Patient Care of Hudson County, LLC	New Jersey
Patient Care Pennsylvania, Inc.	Delaware
Priority Care, Inc.	Connecticut
Patient Care HHA, LLC	Connecticut
Patient Care Connecticut, LLC	Connecticut